UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

RE/MAX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street

Denver, Colorado 80237

(Address of principal executive offices, including Zip code)

(303) 770-5531

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock $0.0001 par value per share	RMAX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2026, Chris Lim was promoted to President and Chief Growth Officer of RE/MAX, LLC, a subsidiary of the Company (“REMAX”).

Mr. Lim, age 55, has served as Executive Vice President and Chief Growth Officer of REMAX since February 2025. Prior to joining REMAX, Mr. Lim worked at At World Holdings since July 2020, serving as President, Christie’s International Real Estate and President and Head of Brand Growth, @properties.

In his new position, Mr. Lim’s annual base salary is $425,000. He will be eligible for an annual long-term incentive grant with a grant date value of 200% of his base salary, which will be 50% performance-based restricted stock units that vest based on Company performance over a three-year period and 50% time-based restricted stock units that vest annually over three years. He will also be eligible for an annual short-term incentive with a target level of 70% of his base salary. Additionally, Mr. Lim is eligible to participate in a bonus program that will pay a special one-time cash bonus equal to his annual base salary if, in any quarter up to and including the quarter ending December 31, 2027, the Company meets a revenue or Adjusted EBITDA target set forth in the bonus program, as further discussed in under Item 5.02 of the Current Report on Form 8-K filed by the Company on May 20, 2025.

Mr. Lim does not have an employment agreement. He is eligible for pay and benefits under Company policies including the Company’s Severance and Retirement Policy and the Change in Control Severance Plan.

There are no related party transactions between Mr. Lim and the Company as defined in Item 404(a) of Regulation S-K. There are no family relationships between Mr. Lim and any director, executive officer, or person nominated or chosen to be a director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure. *

On February 18, 2026, the Company issued a press release regarding Mr. Lim’s promotion, which is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press release issued on February 18, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

*                The information contained in Items 7.01 and 9.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: February 18, 2026	By:	/s/ Susie Winders
Susie Winders
Executive Vice President and General Counsel